Direxion Large Cap Insider Sentiment Shares (INSD)
Direxion S&P 1500® DRRC Index Volatility Response Shares (VSPR)
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares (VLAT)

Each a Series of the
Direxion Shares ETF Trust

Supplement dated December 14, 2012
to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)
dated June 15, 2012, as supplemented August 31, 2012 and November 6, 2012

The Board of Trustees (the “Board”) of the Direxion Shares ETF Trust (the “Trust”), upon the recommendation of Rafferty Asset Management, LLC (“Rafferty”), the Trust’s adviser, has determined to liquidate and terminate the Direxion Large Cap Insider Sentiment Shares, Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P Latin America 40 DRRC Index Volatility Response Shares (each a “Fund” and collectively, the “Funds”). Due to the Funds’ low level of assets and their inability to attract sufficient investment assets, Rafferty believes that the Funds cannot continue to conduct their business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Funds.  As of the close of regular trading on the NYSE Arca, Inc. (“NYSE”) on January 18, 2013 (“Closing Date”), shares of the Funds will cease trading on the NYSE and will be closed to purchase by investors.

Shareholders may sell their holdings in the Funds prior to the Closing Date and customary brokerage charges may apply to these transactions.  However, from January 18, 2013, through January 25, 2013 (“Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds during this time period.  Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios.  This process will result in the Funds increasing their cash holdings and not tracking their underlying indexes, which may not be consistent with each Fund’s investment objective and strategy.

On or about the Liquidation Date, the Funds will liquidate their assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares.  These distributions are taxable events.  In addition, these payments to shareholders will include accrued capital gains and dividends, if any.  As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund.  Once the distributions are complete, the Funds will terminate.

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For more information, please contact the Funds at (866) 851-0511.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.